EXHIBIT A(8)

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Aggressive Growth Lifestyle Fund

(formerly known as American General Growth Lifestyle Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Growth Lifestyle Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Growth Lifestyle Fund is now known as the Aggressive Growth Lifestyle Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Aggressive Growth Lifestyle Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Capital Appreciation Fund

(formerly known as American General Large Cap Growth Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Large Cap Growth Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Large Cap Growth Fund is now known as the Capital Appreciation Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Capital Appreciation Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Conservative Growth Lifestyle Fund

(formerly known as American General Conservative Growth Lifestyle Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Conservative Growth Lifestyle Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Conservative Growth Lifestyle Fund is now known as the Conservative Growth Lifestyle Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Conservative Growth Lifestyle Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Core Bond Fund

(formerly known as American General Core Bond Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Core Bond Fund pursuant to a Certificate of Designation, dated August 26, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Core Bond Fund is now known as the Core Bond Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Core Bond Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

High Yield Bond Fund

(formerly known as American General High Yield Bond Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General High Yield Bond Fund pursuant to a Certificate of Designation, dated August 26, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General High Yield Bond Fund is now known as the High Yield Bond Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is High Yield Bond Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

International Small Cap Equity Fund

(formerly known as American General International Growth Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General International Growth Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General International Growth Fund is now known as the International Small Cap Equity Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is International Small Cap Equity Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Large Cap Value Fund

(formerly known as American General Large Cap Value Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Large Cap Value Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Large Cap Value Fund is now known as the Large Cap Value Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Large Cap Value Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Mid Cap Growth Fund

(formerly known as American General Mid Cap Growth Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Mid Cap Growth Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Mid Cap Growth Fund is now known as the Mid Cap Growth Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Mid Cap Growth Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Mid Cap Value Fund

(formerly known as American General Mid Cap Value Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Mid Cap Value Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Mid Cap Value Fund is now known as the Mid Cap Value Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Mid Cap Value Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Moderate Growth Lifestyle Fund

(formerly known as American General Moderate Growth Lifestyle Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Moderate Growth Lifestyle Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Moderate Growth Lifestyle Fund is now known as the Moderate Growth Lifestyle Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Moderate Growth Lifestyle Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Money Market II Fund

(formerly known as American General Money Market Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Money Market Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Money Market Fund is now known as the Money Market II Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Money Market II Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Small Cap Growth Fund

(formerly known as American General Small Cap Growth Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Small Cap Growth Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Small Cap Growth Fund is now known as the Small Cap Growth Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Small Cap Growth Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Small Cap Value Fund

(formerly known as American General Small Cap Value Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Small Cap Value Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Small Cap Value Fund is now known as the Small Cap Value Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Small Cap Value Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Socially Responsible Fund

(formerly known as American General Socially Responsible Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Socially Responsible Fund pursuant to a Certificate of Designation, dated May 6, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Socially Responsible Fund is now known as the Socially Responsible Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Socially Responsible Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer, Vice President and Secretary

VALIC COMPANY II

Amended and Restated Certificate of Designation

of

Strategic Bond Fund

(formerly known as American General Strategic Bond Fund)

WHEREAS, VALIC Company II, a Delaware statutory trust originally formed under the name American General Series Portfolio 3 (the “Trust”), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust’s Agreement and Declaration of Trust, dated as of May 6, 1998, as amended from time to time (the “Declaration”), and by the affirmative vote of a Majority of the Trustees established and designated as a Series of the Trust the American General Strategic Bond Fund pursuant to a Certificate of Designation, dated August 26, 1998 (the “Original Certificate of Designation”);

WHEREAS, the American General Strategic Bond Fund is now known as the Strategic Bond Fund (the “Fund”); and

WHEREAS, the undersigned as an officer of the Trust pursuant to the vote of a Majority of the Trustees desires to amend and restate the Original Certificate of Designation on the terms and conditions hereinafter set forth.

NOW THEREFORE, the Fund shall have the following rights, preferences and characteristics:

1. Name. The name if the Fund is Strategic Bond Fund.

2. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund.

3. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Amended and Restated Certificate of Designation, in which case this Amended and Restated Certificate of Designation shall be govern.

4. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

5. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

This Amended and Restated Certificate of Designation has been duly executed by the undersigned officer of the Trust on this 26th day of October, 2010 pursuant to the approval of a Majority of the Trustees.

/s/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Chief Legal Officer,
Vice President and Secretary